Business combinations	12 Months Ended
Dec. 31, 2021
Business combinations
Business combinations
11 Business combinations

Acquisitions of businesses are accounted for using the acquisition method. The consideration transferred in a business combination is measured at fair value, which is calculated as the sum of the acquisition-date fair values of assets transferred by the Company, liabilities incurred by the Company to the former owners of the acquiree and the equity interest issued by the Company in exchange for control of the acquiree. Acquisition-related costs are recognised in profit or loss as incurred.

Goodwill is measured as the excess of the sum of the consideration transferred, the amount of any non-controlling interests in the acquiree, and the fair value of the acquirer’s previously held equity interest in the acquiree (if any) over the net of the acquisition-date amounts of the identifiable assets acquired and the liabilities assumed.

When the consideration transferred by the Company in a business combination includes a contingent consideration arrangement, the contingent consideration is measured at its acquisition-date fair value and included as part of the consideration transferred in a business combination. Changes in fair value of the contingent consideration that qualify as measurement period adjustments are adjusted retrospectively, with corresponding adjustments against goodwill. Measurement period adjustments are adjustments that arise from additional information obtained during the ‘measurement period’ (which cannot exceed one year from the acquisition date) about facts and circumstances that existed at the acquisition date.

The subsequent accounting for changes in the fair value of the contingent consideration that do not qualify as measurement period adjustments depends on how the contingent consideration is classified. Contingent consideration that is classified as shareholders’ equity is not remeasured at subsequent reporting dates and its subsequent settlement is accounted for within shareholders’ equity. Other contingent consideration is remeasured to fair value at subsequent reporting dates with changes in fair value recognised in profit or loss.

If the initial accounting for a business combination is incomplete by the end of the reporting period in which the combination occurs, Just Eat Takeaway.com reports provisional amounts for the items for which the accounting is incomplete. Those provisional amounts are adjusted during the measurement period, or additional assets or liabilities are recognised, to reflect new information obtained about facts and circumstances that existed at the acquisition date that, if known, would have affected the amounts recognised at that date.

Business combinations 2021

Acquisition of Grubhub

On 10 June 2020, the Management Board announced that the Company and Grubhub had entered into a definitive agreement whereby the Company was to acquire 100% of the shares of Grubhub in an all-share transaction ("the Grubhub Acquisition"). On 7 October 2020, the Extraordinary General Meeting of the Company approved the acquisition of Grubhub. The acquisition was approved by Grubhub’s shareholders on 10 June 2021. The acquisition was completed on 15 June 2021, which is the date at which Just Eat Takeaway.com obtained control of Grubhub (the "acquisition date"). The Grubhub Acquisition enables Just Eat Takeaway to enter into the U.S. market and build further upon its strategic rationale of the Just Eat Acquisition.

Under the terms of the Grubhub Acquisition, Grubhub shareholders received American Depositary Shares ("ADSs") representing 0.6710 new Just Eat Takeaway.com N.V. ordinary shares in exchange for each Grubhub share. The following table provides the provisional information for the Grubhub Acquisition on the control date fair value of each major class of assets acquired and liabilities assumed. The consideration transferred consisted of 62.8 million ordinary shares issued and share-based payment replacement awards issued. The fair value of the ordinary shares issued was based on the Just Eat Takeaway.com N.V. 14 June 2021 closing share price of €73.89 per share. Between the date of the announcement (10 June 2020) and the acquisition date, our share price decreased from €98.60 to €73.89, resulting in a lower consideration transferred at acquisition date.

€ millions	15 June 2021
Ordinary shares issued (62.8 million)	4,640
Replacement awards	140
Consideration transferred	4,780

Other intangible assets	2,230
Property and equipment	76
Right-of-use assets	101
Deferred tax assets	198
Other non-current assets	8
Trade and other receivables	141
Other current assets	66
Current tax asset	19
Inventories	2
Cash and cash equivalents	175
Borrowings	(447)
Deferred tax liability	(534)
Lease liability	(102)
Provisions	(32)
Trade and other liabilities	(311)
Current tax liability	(1)
Total fair value of net identifiable assets and liabilities	1,589
Non-controlling interests	-
Goodwill recognised	3,191

The trade receivables comprise gross contractual amounts due of €120 million, of which none were expected to be uncollectable at the acquisition date.

The initial accounting for the Grubhub Acquisition has only been provisionally determined as at the end of the reporting period. The provisional purchase price allocation is based on an estimation of the fair value of the identifiable assets acquired and liabilities assumed, pending the completion of the independent valuation of these assets and liabilities. This estimation requires the Management Board to estimate the future cash flows expected to arise from the assets and a suitable discount rate in order to calculate present value. The main reason for being provisional is related to the resolution of the (contingent) liabilities and uncertain tax positions.. Just Eat Takeaway.com will continue to review this matter during the measurement period. If new information is obtained within one year of the date of acquisition about facts and circumstances that existed at the date of acquisition, then the accounting for the acquisition will be revised.

The Management Board believes that the assumptions used in the provisional purchase price allocation are appropriate as at 31 December 2021. The measurement period will end no later than 14 June 2022. Goodwill recorded in connection with the Grubhub Acquisition represents future economic benefits specific to Just Eat Takeaway.com arising from assets that do not qualify for separate recognition as intangible assets. The goodwill is not deductible for tax purposes.

From the date control was obtained, the revenues of Grubhub amounted to €980 million and the net loss of Grubhub amounted to €120 million. The combined revenue and loss for the period of Just Eat Takeaway.com and the acquired business would have amounted to €5,331 million and €1,243 million, respectively, if control had been obtained on 1 January 2021. Such unaudited pro forma figures are not intended to represent or be indicative of Just Eat Takeaway.com’s results of operations or financial condition that would have been reported had the Grubhub Acquisition been completed as of 1 January 2021 and should not be taken as indicative of Just Eat Takeaway.com’s future results of operations or financial condition.

Acquisition of Bistro.sk

On 16 July 2021, the Management Board announced that the Company has entered into an agreement to acquire 100% of the shares in Bistro.sk a.s. in Slovakia for  €49 million paid in cash (the "Bistro Acquisition"). The acquisition was completed on 30 September 2021, which is the date at which Just Eat Takeaway.com obtained control of Bistro.sk (the "acquisition date").

Just Eat Takeaway.com determined the provisional information for the Bistro Acquisition on the control date fair value of each major class of assets acquired and liabilities assumed. The acquisition has resulted in the recognition of goodwill of €26 million, other intangible assets of €30 million and deferred tax liabilities of €6 million.

The initial accounting for the acquisition has only been provisionally determined as at the end of the reporting period.  The main reason for being provisional is related to the reasonable time needed to obtain all the information necessary to identify and measure the identifiable assets acquired, liabilities assumed and resulting goodwill, including the valuation of the acquired intangible assets. As a result of the short timeframe between the acquisition date and the end of the reporting period, the Company will continue to obtain all necessary information about facts and circumstances that existed as of the acquisition date and, if known, would have affected the measurement of the amounts recognised as of that date. In addition to the completion of the valuation, should any new information be obtained within one year of the acquisition date about facts and circumstances that existed at the acquisition date, then the accounting for the acquisition will be revised.

The Management Board believes that the assumptions used in the provisional purchase price allocation are appropriate as at 31 December 2021. The measurement period will end no later than 29 September 2022. Goodwill recorded in connection with the acquisition represents future economic benefits specific to Just Eat Takeaway.com arising from assets that do not qualify for separate recognition as intangible assets. The goodwill is not deductible for tax purposes.

Business combinations 2020

On 15 April 2020, Just Eat Takeaway.com obtained control of Just Eat plc (the “Just Eat Acquisition”). On 15 April 2020, the fair value of the consideration transferred was based on the share price of €89.68 per share. The acquisition did not result in any contingent consideration.

Between the date that the Just Eat Acquisition was declared wholly unconditional and the acquisition (“control”) date, Just Eat Takeaway.com elected to irrevocably account for its investment in Just Eat as an equity investment at fair value through OCI as the Company could not exercise control or significant influence consequent to the Competition and Markets Authority ("CMA") imposing the hold separate order. The total investment for 100% of the shares of Just Eat amounted to €7.1 billion and consisted of 82.8 million ordinary shares that were issued on various dates between 3 February 2020 and 10 August 2020. As per the control date, 15 April 2020, the Company determined the fair value of the consideration transferred based on the share price at that date and recognised a fair value gain of €323 million that was accounted for through OCI. The fair value of the consideration transferred as at the control date amounted to €7.4 billion which was used to recognise and measure goodwill.

The measurement period for the Just Eat Acquisition ended on 14 April 2021 and therefore the assets acquired, liabilities assumed, and goodwill recognised were adjusted to reflect new information obtained about facts and circumstances that existed as of the acquisition date, and, if known, would have affected the measurement of the amounts recognised as of that date.  The measurement period adjustments recognised in 2020 resulted in an increase in goodwill of €2 million, a decrease in other intangible assets of €21 million, an increase in investments in associates of €7 million, an increase in other non-current assets of €17 million, an increase in current assets of €2 million, an increase in current liabilities of €13 million, a decrease in non-current liabilities of €11 million and an increase in non-controlling interests of €5 million. These purchase price adjustments are primarily related to the receipt of information for (contingent) liabilities and uncertain tax positions. No adjustments were recognised in 2021.

The following table provides information for the Just Eat Acquisition on the control date fair value of each major class of assets acquired and liabilities assumed, including measurement period adjustments.

€ millions	15 April 2020
Consideration transferred	7,430

Other intangible assets	3,041
Property and equipment	18
Investments in associates and joint ventures	1,730
Right-of-use assets	64
Deferred tax assets	59
Other non-current assets	1
Trade and other receivables	80
Current tax asset	16
Inventories	4
Cash and cash equivalents	113
Borrowings	(348)
Deferred tax liability	(604)
Other non-current liabilities	(3)
Lease liability	(64)
Trade and other liabilities	(280)
Current tax liability	(6)
Total fair value of net identifiable assets	3,821
Non-controlling interest	(5)
Goodwill recognised	3,614

The trade receivables comprise gross contractual amounts due of €80 million, of which none were expected to be uncollectable at the acquisition date.

Goodwill recorded in connection with the Just Eat Acquisition represents future economic benefits specific to Just Eat Takeaway.com arising from assets that do not qualify for separate recognition as intangible assets. The goodwill is not deductible for tax purposes. Non-controlling interest is related to the 20% interest in FBA Invest SaS (“FBAI”). This non-controlling interest is not considered significant to Just Eat Takeaway.com.

From the date control was obtained, the revenues for 2020 of Just Eat amounted to €1,371 million and the net income for 2020 of Just Eat amounted to €66 million. The combined revenue and loss for the 2020 period of Just Eat Takeaway.com and the acquired businesses would have amounted to €2,401 million and €282 million, respectively, if control had been obtained on 1 January 2020. Such unaudited pro forma figures are not intended to represent or be indicative of Just Eat Takeaway.com’s results of operations or financial condition that would have been reported had the Just Eat Acquisition been completed as of 1 January 2020 and should not be taken as indicative of Just Eat Takeaway.com’s future results of operations or financial condition.

Just Eat Takeaway.com has changed its approach to the determination of the unaudited pro forma combined information disclosed above by including adjustments for depreciation and amortisation that would have been charged assuming the fair value adjustments had applied from the beginning of the reporting period together with other directly attributable and factually supportable adjustments relating to the transaction which do not relate to future events and decisions, where applicable, in order to provide more representative information about the effects of a business combination transaction.

Business combinations 2019

On 1 April 2019, Just Eat Takeaway.com acquired 100% of the German business of Delivery Hero S.E. consisting of Delivery Hero Germany GmbH and Foodora GmbH, which operated the Lieferheld, Pizza. de and Foodora brands in Germany (the ‘‘Acquired German Businesses’’), and this acquisition is allocated to CGU Germany. Both entities operated portals for the online ordering of takeaway meals and beverages with restaurants in Germany. The total consideration amounts to €1,204 million and consists of a cash payment and an issuance of 9.5 million ordinary shares in the Company. In 2019, the total consideration was transferred.

The fair values of the identifiable assets and liabilities as at acquisition date for the acquisitions were based on the outcome of the provisional purchase price allocation. Therefore, the fair value of the identifiable assets and liabilities was determined provisionally and was subject to change. The purchase price allocations were finalised within 12 months from the acquisition date.

€ millions	Total 2019
Consideration paid in cash	552
Ordinary shares issued (9.5 million)	652
Total consideration	1,204

Other intangible assets	281
Non-current assets	2
Trade and other receivables	7
Trade and other liabilities	(55)
Current tax liability	(22)
Deferred tax liability	(24)
Cash and cash equivalents	62
Total fair value of net identifiable assets	251
Goodwill recognised	953

Just Eat Takeaway.com determined the purchase price allocation for this business combination to be goodwill of €953 million, other intangible assets of €281 million, non-current assets of €2 million, deferred tax liability of €24 million, current tax liabilities of €22 million and net working capital of €14 million. The nominal value of the acquired trade and other receivables at acquisition date amounts to €7 million.

Goodwill recorded in connection with the acquisition represents future economic benefits of anticipated synergies, future market developments and knowhow specific to Just Eat Takeaway.com arising from assets that do not qualify for separate recognition as intangible assets. The goodwill arising on these acquisitions is not tax deductible.

The primary reason for the significant business combination is to further strengthen Just Eat Takeaway.com’s market share and enhance proposition for both consumers and (partner) restaurants in Germany.

Shortly after the acquisition of the Acquired German Businesses, the websites of the German businesses acquired (for example lieferheld.de, pizza.de and foodora.de) were migrated to lieferando.de, from which time it was no longer possible to separate the revenues and results of these websites. The (unaudited pro forma) combined revenue and loss of the period of Just Eat Takeaway.com and the Acquired German Businesses would have amounted to €445 million and €135 million respectively, if the acquisition date had been 1 January 2019.

In 2019 a subsequent change in purchase price accounting after the acquisition date was recorded, resulting in a €6 million increase of goodwill and trade and other liabilities in relation with the acquisition of the Acquired German Businesses. This relates to the classification of a liability as an external liability instead of an intercompany liability. The cashflow movement is part of the movement in working capital. Just Eat Takeaway.com has not recorded any measurement period adjustment in 2020 for the Acquired German Businesses.

Contingent consideration

Acquisitions completed in 2021, 2020 and 2019 did not result in any contingent consideration.

Acquisition costs

Total acquisition costs for completed and announced acquisitions amounted to €1 million for the period ended 31 December 2021 (2020: €67 million, 2019: €40 million). The transaction costs accounted for through equity amount to €33 million in 2021 for the share issuance related to the Grubhub Acquisition (2020: €31 million related to the Just Eat Acquisition and the accelerated bookbuild, 2019: €12 million).

Cash flows on acquisitions

The cash flows, net of cash acquired, on acquisitions were related to the €175 million cash acquired in the Grubhub Acquisition and €47 million cash paid in the Bistro Acquisition (2020: €113 million in relation to the Just Eat acquisition, 2019: €490 million in relation to the acquisition of the German business of Delivery Hero S.E. consisting of Delivery Hero Germany GmbH and Foodora GmbH). No consideration was paid in cash in relation to the acquisition of Grubhub.